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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): APRIL 24, 2002



                            BAKER HUGHES INCORPORATED
               (Exact name of registrant as specified in charter)



       DELAWARE                 1-9397                        76-0207995
(State of Incorporation)   (Commission File No.)          (I.R.S. Employer
                                                          Identification No.)



       3900 ESSEX LANE, HOUSTON, TEXAS                              77027
   (Address of Principal Executive Offices)                      (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-8600


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ITEM 5.  OTHER EVENTS.

           The Company's Annual Meeting of Stockholders was held on April 24, 2002 (1) to elect four Class II members of the Board of Directors to serve for three-year terms, (2) to ratify Deloitte & Touche LLP as the Company's independent auditors for fiscal year 2002, (3) to approve the 2002 Baker Hughes Incorporated Director & Officer Long-Term Incentive Plan, (4) to consider a stockholder proposal to implement the MacBride Principles with respect to the Company's operations in Northern Ireland, (4) to consider a stockholder proposal requesting that the Board of Directors be declassified, and (5) to consider a stockholder proposal requesting simple majority vote on all issues subject to stockholder vote.

         The four Class II directors who were so elected are Clarence P. Cazalot, Jr., Anthony G. Fernandes, Richard D. Kinder and J. Larry Nichols. The number of affirmative votes and the number of votes withheld for the directors so elected were:

                                     NUMBER OF                 NUMBER OF VOTES
         NAMES                   AFFIRMATION VOTES                 WITHHELD
         -----                   -----------------             ---------------

Clarence P. Cazalot, Jr.            294,693,806                   4,679,493
Anthony G. Fernandes                295,774,057                   3,599,242
Richard D. Kinder                   256,635,329                  42,737,970
J. Larry Nichols                    235,595,134                  63,778,165

         The number of affirmative votes, the number of negative votes and the number of abstentions with respect to the ratification of Deloitte & Touche LLP as the Company's independent auditors for fiscal year 2002 were as follows:

   NUMBER OF                       NUMBER OF
AFFIRMATIVE VOTES                NEGATIVE VOTES                   ABSTENTIONS
-----------------                --------------                   -----------

  290,377,561                     7,910,411                        1,085,327

         The number of affirmative votes, the number of negative votes and the number of abstentions with respect to the adoption of the Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan were as follows:

   NUMBER OF                       NUMBER OF
AFFIRMATIVE VOTES                NEGATIVE VOTES                   ABSTENTIONS
-----------------                --------------                   -----------

  250,336,489                     47,559,769                       1,477,041


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           The number of affirmative votes, the number of negative votes and the number of abstentions with respect to the approval of stockholder proposals were as follows:

                              NUMBER OF            NUMBER OF
                           AFFIRMATIVE VOTES     NEGATIVE VOTES      ABSTENTIONS
                           -----------------     --------------      -----------
Proposal regarding
 Northern Ireland             29,464,212            232,971,600       13,885,410

Proposal regarding
 classified board            223,630,445            50,782,131         1,908,646

Proposal regarding
 simple majority
 vote                        187,839,333            85,564,102         1,917,787



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                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BAKER HUGHES INCORPORATED



Dated: April 26, 2002                     By: /s/ Sandra E. Alford
                                             --------------------------
                                                  Sandra E. Alford
                                                 Corporate Secretary


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